MERRILL LYNCH
CONSULTS
INTERNATIONAL
PORTFOLIO







FUND LOGO







Annual Report

October 31, 1995

Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Richard L. Reller, Senior Vice President
Donald C. Burke, Vice President
Jurg Boller, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund
Operations Department
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Merrill Lynch Consults
International Portfolio
Box 9011
Princeton, NJ
08543-9011






MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO



Important Tax
Information
(unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Consults International Portfolio during its taxable year ended October 31, 1995.


 Record       Payable     Domestic Ordinary  Foreign Source   Total Ordinary   Foreign Taxes      Long-Term
  Date          Date            Income           Income           Income      Paid or Withheld  Capital Gains
12/20/94      12/30/94        $0.058304        $0.081052        $0.139356        $0.025580        $0.178216


The foreign taxes paid or withheld represent taxes incurred by the Portfolio on dividends received by the Portfolio from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Worldwide
Investments as of
October 31, 1995

Ten Largest Industries                  Percent of
(Equity Investments)                    Net Assets

Pharmaceuticals                             5.7%
Telecommunications                          5.7
Metals                                      5.2
Oil & Related                               4.5
Machinery                                   4.4
Publishing                                  4.1
Shipbuilding                                4.0
Chemicals                                   3.7
Apparel                                     3.7
Conglomerates                               3.5





DEAR SHAREHOLDER

The year ended October 31, 1995 was a difficult one for international equity markets, especially during the first half. Financial markets worldwide were heavily influenced in 1995 by several factors including the Mexican financial crisis in December 1994; the devastating earthquake in Kobe, Japan; the collapse of the highly respected British investment bank Barings Securities PLC in February; and the continued political uncertainties in Europe, especially in Italy, Spain, France and the United Kingdom.

On the positive side, the global economic slowdown led to ongoing positive news on worldwide inflation and was the major catalyst for global bond market rallies. Despite the strong support provided by the bond markets, the performance of international equities was far more varied in 1995 compared to fixed-income markets. Equity markets responded to country-specific catalysts rather than a global theme. Currency fluctuations, especially the weakening of the US dollar versus the major currencies, contributed to the overall instability of global equity markets but enhanced dollar-based returns of international equities.

After showing a recovery in 1994, the Japanese market again experienced a sizable decline in early 1995 in the aftermath of the Kobe earthquake. Investors worried about the costs of rebuilding the region and the overall impact on the economy. Furthermore, in an environment of a rising yen, Japanese equities found little support, particularly the exporters where currency levels play an important role in profitability ratios. After a significant correction during the first half of 1995, the market experienced a dramatic recovery during the summer months and has since traded in a narrow band. Japan moved in a deflationary mode as competitive pressures continued to develop and the banking sector began to realize the massive investment losses incurred in the past several years. Real estate values continued to decline, adding further pressure on the banking system which had to cope with a rash of bad loans. Therefore, investor sentiment was extremely bearish during the last months of the Portfolio's fiscal year as the media focused on the debacle in Japan's financial sector and the depressed real estate market. During the fiscal year ended October 31, 1995, the Japanese market declined by 11.7% as measured by the Nikkei Dow Jones Index and by 16.0% in US dollar terms.

Throughout Europe the general trend in equity markets was moderately higher. After modest declines during the first quarter, European equity markets posted a recovery during the second and third quarters and recently gave up some of their gains. Returns were varied between the markets, with Switzerland, the Netherlands and the United Kingdom among the best performers; and France and Italy experienced lower returns during the year ended October 31, 1995. European economies enjoyed varying levels of growth with modest inflationary pressures. Nevertheless, political risk increased somewhat in Europe during 1995 because of the difficulties of addressing the high unemployment and budget deficits at the same time. Signs of an economic slowdown in Europe worsened the budget deficit picture, leading to increasing doubts about the future of the European Monetary Union (EMU) and greater volatility between the European currencies. The Italian and French markets were the most affected by political uncertainties. The continuing instability of the Italian government, the French presidential election which was held in May 1995, followed by the sudden change in the French government's orientation added volatility to their bond and equity markets.

Most of the emerging equity markets of Southeast Asia, except for Hong Kong, did not recover as expected and continued to experience negative returns for 1995. Volatility remained high in response to massive outflows of investor funds from the region. The earthquake in Kobe only accelerated the downturn as investors anticipated that Japan would reduce its direct investments in Asia in order to rebuild the Kobe area. Concerns that inflationary pressures in China would spread across the entire region, coupled with the ill health of Deng Xiao Ping of China, also affected investor confidence. In addition, the collapse of Barings Securities PLC, which was caused by speculation in derivative contracts, also affected overall confidence. Investors focused on the strength of the yen and the ability of Asian companies and governments to repay their yen-denominated debt. Finally, these markets suffered from the brief panic following the Mexican crisis as investors reduced holdings in the belief that Asian local currencies would also be at risk of devaluation.

The greatest area of concern was Latin America, particularly Mexico and Argentina. Latin American equities reacted negatively to the Mexican government's decision to devalue its currency against the US dollar in December 1994. The ensuing financial panic and loss of confidence led the United States and the International Monetary Fund to announce a Mexican rescue package in order to gradually re-establish the liquidity imbalance and confidence in Mexico's economy. During the fiscal year ended October 31, 1995, the Mexican equity market lost 55.4% in US dollar terms.

Fiscal Year in Review
We gradually increased our weighting in Japan throughout the first and second quarters of the Portfolio's fiscal year, when the market declined and represented, in our view, good value given its relative low valuation on a price/book value and price/sales basis. During the summer, we slightly reduced our exposure to Japan as the market recovered in a short period of time, using the proceeds to strength-en holdings in Southeast Asia and selectively in Europe. We maintained our positive stance on Japanese equities and expect the market to benefit from the weakening yen, the easing of trade tensions between the United States and Japan, suspension of capital gains tax on companies' purchase of their own shares, foreign investment incentives, the government's steps to address the economy's structural problems, and the Bank of Japan's aggressive attempts to expand the money supply. Therefore, at October 31, 1995 Japan represented the Portfolio's largest single country exposure at 40.1% of total net assets, partly because of the relative size of the Japanese market. The Japanese equity market was among the worst-performing major equity markets during the last 12 months and, given our exposure to Japan, had a negative impact on the Portfolio's performance. This was particularly evident during the first half of 1995.

In January, we slightly reduced the Portfolio's exposure to Europe and maintained our somewhat underweight exposure there, since we believed these markets had relatively limited upside potential in the near term. During the second and third fiscal quarters, we slightly increased our holdings in Europe, especially in Italy where we felt the worst was over in terms of political uncertainty after the appointment of the Dini government. Italian equities should benefit from the improvement in corporate competitiveness provided by the decline in the Italian lira and from the low inflationary environment supporting bonds. While the exposure to Italian equities has not yet met our expectations, the Portfolio did benefit from the overall positive returns in European markets.

Regarding the emerging markets of Southeast Asia and Latin America, our relative weighting in these regions declined somewhat during the first and second fiscal quarters because of the underperformance of these markets. Weightings in emerging markets were essentially reduced through market declines rather than through portfolio shifts. We slightly increased our weighting in Southeast Asia during the third fiscal quarter as these markets lagged the global trend. Given the sharp corrections in the early part of the year, our holdings in the emerging markets of both Southeast Asia and Latin America negatively impacted the performance of the Portfolio.

Concerning our hedging policy, we increased the currency hedge already in place on Japanese equities, which at October 31, 1995 almost entirely hedged back into US dollars. We maintained our view on a stronger US dollar, particularly relative to the yen. This hedge was intended to allow us to keep a sizable position in Japanese equities while limiting the risk of further weakening of the yen. The US dollar/yen exchange rate registered a significant decline during the first part of the reporting period and reached an all-time low in mid-April at below 80 yen. Since then, the US dollar recovered strongly and again traded above the 100 yen level. Therefore, after negatively influencing the Portfolio's performance during the first part of the fiscal year, the hedge position recently contributed positively to the performance.

In Conclusion
Looking ahead, we expect to maintain our positive stance on Japanese equities and the emerging markets of Asia and Latin America, while exercising more caution in Europe. In Europe, our cautious stance is based on our expectation that the equity markets will continue to be affected by disappointing earnings growth, concerns over the EMU, and ongoing political risks as governments attempt to solve the unemployment and public deficit problems at the same time. In addition, important privatization programs will provide an oversupply of issues to be absorbed by equity markets. However, we remain moderately positive over the long term as European economies are enjoying modest inflationary pressures and should continue to benefit from lower interest rates.

We remain positive on Japan. The recovery of the Nikkei Index so far this year may prove to be the beginning of a prolonged period of strength. The Bank of Japan became increasingly aggressive in attempting to expand the money supply and the government is addressing the economic structural problems. In addition, there is evidence that the investment fundamentals are improving rather than deteriorating. Therefore, we believe the Japanese stock market still has potential on the upside given its relative attractive valuation, especially on a price/book value and price/sales basis.

Our positive stance on the emerging markets is based on the improved economic situation in Latin America. In Asia, we expect investors to refocus on the strong economic growth rates, stable currencies and dynamic economies of these smaller markets. Furthermore, improving liquidity patterns should also enhance the outlook for these emerging markets after a laggard performance which is well into its second year.

We appreciate your continued interest in Merrill Lynch Consults
International Portfolio, and we look forward to reviewing our strategy with you again in our upcoming semi-annual report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Jurg Boller)
Jurg Boller
Portfolio Manager




December 12, 1995




PERFORMANCE DATA (unaudited)

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Portfolio compared to the growth of an investment on the Morgan Stanley EAFE Index. Beginning and ending values are:

                                      9/14/92**        10/95

ML Consults Internatinal
Portfolio*++                          $10,000         $12,666

Morgan Stanley EAFE Index++++         $10,000         $14,287

[FN]
   *Assuming transaction costs and other operating expenses,
    including advisory fees.
  **Commencement of Operations.
  ++ML Consults International Portfolio invests in a diversified portfolio of equity securities, other than US Securities. ++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East.


Average Annual
Total Return
Period Covered                                                                                    % Return
Year Ended 9/30/95                                                                                  -0.26%
Inception (9/14/92) through 9/30/95                                                                 +8.39



Recent
Performance
Results
                                                                                     12 Month     3 Month
                                                   10/31/95   7/31/95    10/31/94    % Change     % Change
ML Consults International Portfolio                 $12.28    $11.95      $12.83      -2.83%(1)     +2.76%
ML Consults International Portfolio--Total Return                                     -1.68(2)      +2.76

(1)Percent change includes reinvestment of $0.178 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.139 per share income dividends and $0.178 per share capital gains distributions.

Performance
Summary
                                 Net Asset Value           Capital Gains      Dividends
Period Covered             Beginning          Ending        Distributed         Paid*           % Change**
9/14/92--12/31/92            $10.00           $ 9.79             --               --             - 2.10%
1993                           9.79            11.93             --             $0.050           +22.37
1994                          11.93            11.84           $0.178            0.139           + 1.94
1/1/95--10/31/95              11.84            12.28             --               --             + 3.72
                                                               ------           ------
                                                         Total $0.178     Total $0.189

                                                          Cumulative total return as of 10/31/95:+26.66%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. There are no sales charges associated with the Portfolio.



SCHEDULE OF INVESTMENTS
LATIN                                Shares                                                                Value    Percent of
AMERICA      Industries               Held                      Stocks                     Cost          (Note 1a)  Net Assets
Argentina    Banking                124,027     Banco de Galicia y Buenos Aires
                                                S.A. (ADR)*                            $  2,750,621     $  2,356,513    1.2%

             Oil & Related          127,000     YPF S.A. (ADR)*                           2,978,847        2,174,875    1.1

                                                Total Investments in Argentine
                                                Stocks                                    5,729,468        4,531,388    2.3


Chile        Glass Packaging         50,000     Cristalerias de Chile S.A. (ADR)*         1,024,719        1,212,500    0.6

                                                Total Investments in Chilean Stocks       1,024,719        1,212,500    0.6

Mexico       Beverage                29,200     Panamerican Beverages Inc.                  844,752          799,350    0.4

             Building &             175,000     Empresas ICA Sociedad Controladora,
             Construction                       S.A. de C.V. (ADR)*                       2,646,374        1,662,500    0.8

             Telecommunications      55,000     Telefonos de Mexico, S.A. de C.V.
                                                (ADR)*                                    2,896,991        1,512,500    0.8

                                                Total Investments in Mexican
                                                Stocks                                    6,388,117        3,974,350    2.0


                                                Total Investments in Latin
                                                America                                  13,142,304        9,718,238    4.9


NORTH
AMERICA


Canada       Metals                 132,700     Noranda, Inc.                             2,176,720        2,658,451    1.4

                                                Total Investments in North America        2,176,720        2,658,451    1.4


PACIFIC
BASIN


Australia    Metals                 277,200     Broken Hill Proprietary, Ltd.             2,767,090        3,752,648    1.9

             Publishing             560,000     News Corporation, Ltd. (Ordinary)         2,410,336        2,822,662    1.4

                                                Total Investments in Australian
                                                Stocks                                    5,177,426        6,575,310    3.3


Hong Kong    Multi-Industry         500,000     Hutchison Whampoa, Ltd.                   2,336,145        2,755,142    1.4
                                    560,000     Swire Pacific Ltd. (Class A)              4,361,458        4,201,268    2.1

                                                Total Investments in Hong Kong
                                                Stocks                                    6,697,603        6,956,410    3.5


Indonesia    Telecommuni-            52,000     P.T. Indonesian Satellite (ADR)*          1,942,400        1,722,500    0.9
             cations

                                                Total Investments in Indonesian
                                                Stocks                                    1,942,400        1,722,500    0.9

Japan        Apparel                270,000     Tokyo Style Co., Ltd.                     4,641,901        4,102,941    2.1
                                    500,000     Toray Industries, Inc.                    3,864,992        3,132,353    1.6
                                                                                       ------------     ------------  ------
                                                                                          8,506,893        7,235,294    3.7

             Automobile &           502,000     Yamaha Motors Co., Ltd.                   4,309,498        3,937,255    2.0
             Equipment

             Building &              40,000     Daiwa House Industry Co., Ltd.              583,662          600,000    0.3
             Construction           245,000     Okumura Corp.                             2,020,587        2,147,353    1.1
                                                                                       ------------     ------------  ------
                                                                                          2,604,249        2,747,353    1.4

             Chemicals              410,000     Mitsui Petrochemical Industries,
                                                Ltd.                                      2,463,356        3,259,902    1.7
                                    310,000     Sekisui Chemical Co., Ltd.                2,983,828        4,042,157    2.0
                                                                                       ------------     ------------  ------
                                                                                          5,447,184        7,302,059    3.7

             Electric               111,100     Kansai Electric Power Co., Inc.           3,037,494        2,614,118    1.3
             Utilities

             Electrical             435,000     Hitachi, Ltd.                             3,600,724        4,477,941    2.3
             Equipment

             Electronic             500,000     Hitachi Cable, Ltd.                       3,871,452        3,593,137    1.8
             Components

             Electronics            257,000     Matsushita Electric Industrial
                                                Co., Ltd.                                 3,522,654        3,653,431    1.9

             Financial              213,000     Nomura Securities Co., Ltd.               4,746,603        3,905,000    2.0
             Services

             Food Processing        200,000     Nippon Meat Packers, Inc.                 2,679,349        2,725,490    1.4

             Household              310,000     Kao Corp.                                 3,553,422        3,768,627    1.9
             Products

             Insurance              572,000     Nippon Fire & Marine Insurance
                                                Co., Ltd.                                 4,139,949        3,084,314    1.6

             International          440,000     Sumitomo Corp.                            3,919,593        4,011,765    2.0
             Trade

             Machinery              520,000     Mitsubishi Heavy Industries, Ltd.         3,349,314        4,022,353    2.0

             Merchandising           71,000     Ito-Yokado Co., Ltd.                      3,371,372        3,891,078    2.0

             Metals               1,400,000   ++Sumitomo Metal Industries, Ltd.           4,064,328        3,801,961    1.9

             Office Equipment       226,000     Canon, Inc.                               3,202,973        3,877,451    2.0

             Pharmaceuticals        145,000     Yamanouchi Pharmaceutical Co.,
                                                Ltd.                                      2,961,571        3,241,176    1.6

             Printing               200,000     Dai Nippon Printing, Ltd.                 3,371,268        3,196,078    1.6

             Transportation         430,000     Kamigumi Co., Ltd.                        4,915,841        3,899,510    2.0

                                                Total Investments in Japanese
                                                Stocks                                   79,175,731       78,985,391   40.1


Malaysia     Conglomerates        1,200,000     Sime Darby BHD                            2,737,495        2,998,819    1.5

                                                Total Investments in Malaysian
                                                Stocks                                    2,737,495        2,998,819    1.5


Singapore    Shipbuilding           550,000     Jurong Shipyard, Ltd.                     4,403,226        3,658,364    1.9

                                                Total Investments in Singaporean
                                                Stocks                                    4,403,226        3,658,364    1.9


Thailand     Agriculture            333,000     Charoen Pokphand Feedmill Co., Ltd.       1,608,648        1,694,118    0.9

             Banking                120,000     Bangkok Bank Co., Ltd.                    1,380,245        1,240,064    0.6

             Real Estate            197,300     MDX Co., Ltd. - Foreign                   1,295,549          358,763    0.2

                                                Total Investments in Thai Stocks          4,284,442        3,292,945    1.7


                                                Total Investments in the Pacific
                                                Basin                                   104,418,323      104,189,739   52.9


SCHEDULE OF INVESTMENTS (concluded)
WESTERN                              Shares                                                                Value    Percent of
EUROPE       Industries               Held                      Stocks                     Cost          (Note 1a)  Net Assets
France       Advertising             52,000     Havas S.A.                             $  4,140,514     $  3,608,967    1.8%

             Oil & Related           54,000     Societe Nationale Elf Aquitaine
                                                (Ordinary)                                4,038,687        3,681,441    1.9

                                                Total Investments in French Stocks        8,179,201        7,290,408    3.7

Germany      Utility                103,000     Veba AG                                   3,114,393        4,237,165    2.1

                                                Total Investments in German Stocks        3,114,393        4,237,165    2.1


Italy        Building               230,000     Italcementi S.p.A.                        1,496,298        1,423,679    0.7
             Materials

             Financial              240,000   ++Istituto Mobiliare Italiano S.p.A.
             Services                           (Ordinary)                                1,503,756        1,313,643    0.7

             Telecommunications   1,580,000     Societa Finanziara Telefonica
                                                S.p.A. (STET)                             4,198,505        4,482,939    2.3

                                                Total Investments in Italian Stocks       7,198,559        7,220,261    3.7


Netherlands  Food                    22,500     Unilever N.V.                             2,439,371        2,942,484    1.5

             Publishing              20,000     Verenigde Nederlandse Uitgevbedri
                                                Verigd Bezit N V. (Ordinary)              2,359,724        2,808,532    1.4

                                                Total Investments in Netherlands
                                                Stocks                                    4,799,095        5,751,016    2.9


Norway       Pharmaceuticals         60,000     Hafslund Nycomed 'B' Fria                 1,070,293        1,679,537    0.9

             Shipbuilding           105,000     Kvaerner A.S. 'B' Shares                  5,085,432        4,189,189    2.1

                                                Total Investments in Norwegian
                                                Stocks                                    6,155,725        5,868,726    3.0


Spain        Oil & Related          100,000     Repsol S.A.                               3,109,463        2,988,930    1.5

             Utility                 41,000     Empresa Nacional de Electricidad S.A.     1,716,082        2,040,754    1.0

                                                Total Investments in Spanish Stocks       4,825,545        5,029,684    2.5


Switzerland  Machinery                2,100     Sulzer Gebruder AG (Registered)           1,544,641        1,343,303    0.7

             Pharmaceuticals          7,200     Ciba-Geigy AG (Registered)                3,769,874        6,244,574    3.2

                                                Total Investments in Swiss Stocks         5,314,515        7,587,877    3.9

United       Beverage               410,000     Grand Metropolitan PLC (Ordinary)         2,663,875        2,840,058    1.4
Kingdom
             Conglomerates          750,000     BTR PLC (Ordinary)                        4,302,732        3,985,380    2.0

             Machinery              280,000     Siebe PLC (Ordinary)                      2,276,580        3,332,221    1.7

             Natural Gas Utilities  390,000     British Gas PLC (Ordinary)                1,848,274        1,486,452    0.8

             Publishing             175,000     Reed International PLC (Ordinary)         1,773,302        2,662,455    1.3

             Retail                 400,000     Boots Company PLC                         3,588,607        3,539,397    1.8

             Telecommunications     550,000     British Telecommunications PLC            3,513,618        3,274,891    1.7

                                                Total Investments in United
                                                Kingdom Stocks                           19,966,988       21,120,854   10.7


                                                Total Investments in Western
                                                Europe                                   59,554,021       64,105,991   32.5


                                    Face
                                   Amount              Short-Term Securities

United       Commercial        $  5,104,000     Ford Motor Credit Co., 5.87%
States       Paper**                            due 11/01/1995                            5,104,000        5,104,000    2.6

                                                Total Investments in Short-Term
                                                Securities                                5,104,000        5,104,000    2.6


             Total Investments                                                         $184,395,368      185,776,419   94.3
                                                                                       ============
             Unrealized Appreciation on Forward Foreign Exchange Contracts***                             12,452,034    6.3
             Liabilities in Excess of Other Assets                                                        (1,151,318)  (0.6)
                                                                                                        ------------  ------
             Net Assets                                                                                 $197,077,135  100.0%
                                                                                                        ============  ======



           ++Non-income producing security.
            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
          ***Forward foreign exchange contracts as of October 31, 1995 were as follows:

                 Foreign                                      Unrealized
                Currency                 Expiration          Appreciation
                  Sold                      Date               (Note 1c)

             YEN 6,920,000,000          January 1996          $12,452,034

             Total (US$ Commitment--$81,125,440)              $12,452,034
                                                              ===========

             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1995
Assets:             Investments, at value (identified cost--$184,395,368)
                    (Note 1a)                                                                               $185,776,419
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1c)                                                                       12,452,034
                    Cash                                                                                         833,930
                    Foreign cash (Note 1b)                                                                       823,871
                    Receivables:
                      Securities sold                                                      $  1,362,737
                      Beneficial interest sold                                                  605,236
                      Dividends                                                                 533,674        2,501,647
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      49,367
                    Prepaid registration fees and other assets (Note 1f)                                          19,964
                                                                                                            ------------
                    Total assets                                                                             202,457,232
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,161,757
                      Beneficial interest redeemed                                              707,308
                      Distributor (Note 2)                                                      174,003
                      Investment adviser (Note 2)                                               130,502
                      Administration fee (Note 2)                                                43,501
                      Commissions                                                                28,833        5,245,904
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       134,193
                                                                                                            ------------
                    Total liabilities                                                                          5,380,097
                                                                                                            ------------

Net Assets:         Net assets                                                                              $197,077,135
                                                                                                            ============
Net Assets          Common shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $  1,605,047
                    Paid-in capital in excess of par                                                         182,434,994
                    Accumulated investment loss--net                                                            (897,752)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                            84,978
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         13,849,868
                                                                                                            ------------
                    Net assets--Equivalent to $12.28 per share based on 16,050,472
                    shares of beneficial interest outstanding                                               $197,077,135
                                                                                                            ============



STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1995
Investment          Dividends (net of $579,725 foreign withholding tax)                                     $  3,928,148
Income              Interest and discount earned                                                                 322,487
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               4,250,635
                                                                                                            ------------

Expenses:           Distribution fees (Note 2)                                             $  1,644,757
                    Investment advisory fees (Note 2)                                         1,644,757
                    Account maintenance fees (Note 2)                                           548,251
                    Administration fees (Note 2)                                                548,251
                    Custodian fees                                                              223,064
                    Professional fees                                                            68,863
                    Transfer agent fees (Note 2)                                                 65,263
                    Registration fees (Note 1f)                                                  47,553
                    Printing and shareholder reports                                             41,256
                    Amortization of organization expenses (Note 1f)                              26,607
                    Trustees' fees                                                               24,418
                    Pricing fees                                                                  9,746
                    Other                                                                       255,601
                                                                                           ------------
                    Total expenses                                                                             5,148,387
                                                                                                            ------------
                    Investment loss--net                                                                        (897,752)
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        7,293,932
(Loss) on             Foreign currency transactions--net                                     (7,191,339)         102,593
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (20,825,013)
(Notes 1b, 1c,        Foreign currency transactions--net                                     12,649,522       (8,175,491)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                             (8,072,898)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (8,970,650)
                                                                                                            ============


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                        1995              1994
Operations:         Investment loss--net                                                   $   (897,752)    $ (1,326,690)
                    Realized gain on investments and foreign currency
                    transactions--net                                                           102,593        7,972,536
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       (8,175,491)      13,095,611
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               (8,970,650)      19,741,457
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net                                        (6,621,521)        (834,656)
Shareholders                                                                               ------------     ------------
(Note 1g):          Net decrease in net assets resulting from distributions
                    to shareholders                                                          (6,621,521)        (834,656)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                        (59,817,607)      77,824,155
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                 (75,409,778)      96,730,956
                    Beginning of year                                                       272,486,913      175,755,957
                                                                                           ------------     ------------
                    End of year                                                            $197,077,135     $272,486,913
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in the                                               Sept 14,
                    financial statements.                                                                      1992++ to
                                                                               For the Year Ended October 31,   Oct. 31,
                    Increase (Decrease) in Net Asset Value:                     1995++++   1994++++    1993++++   1992++++
Per Share           Net asset value, beginning of period                      $  12.83   $  11.74    $   9.60   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:          Investment loss--net                                        (.05)      (.12)       (.08)      (.02)
                      Realized and unrealized gain (loss) on
                      investments--net                                            (.18)      1.26        2.22       (.38)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              (.23)      1.14        2.14       (.40)
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on
                    investments--net                                              (.32)      (.05)         --         --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  12.28   $  12.83    $  11.74   $   9.60
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          (1.68%)     9.74%      22.29%     (4.00%)+++
Return:                                                                       ========   ========    ========   ========

Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                   1.35%      1.27%       1.76%      2.50%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses, net of reimbursement                               2.35%      2.27%       2.76%      3.50%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     2.35%      2.27%       2.76%      4.45%*
                                                                              ========   ========    ========   ========
                    Investment loss--net                                         (.41%)     (.56%)      (.86%)   (2.77%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $197,077   $272,487    $175,756   $ 16,636
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          17.31%     24.64%      32.54%        --%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Consults International Portfolio (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Realized and unrealized gains/losses on foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contract.

* Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Costs related to the organization of the Fund are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.


NOTES TO FINANCIAL STATEMENTS (concluded)


(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser"). The Investment Adviser is a subsidiary of Merrill Lynch Bank (Suisse) S.A. which is, in turn, an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Fund Asset Management, L.P. ("FAM") and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") have been retained as sub-advisers (the "Sub-Advisers") to the Fund. Pursuant to sub-advisory agreements, the Sub-Advisers will provide investment advisory services with respect to the management of the Fund's cash position.

As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund will not pay any incremental fee to the Sub-Advisers for their services.

Certain states in which shares of the Fund qualify for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that the Investment Adviser reimburse the Fund to the extent that expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

The Fund has an Administrative Agreement with Princeton Administrators, Inc. (the "Administrator"), an indirect subsidiary of ML & Co. The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining the books and records of the Fund, preparing reports and other documents required by United States Federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to 0.25% of the Fund's average daily net assets. Also, accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis.

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), which is an indirect subsidiary of ML & Co., receives ongoing distribution and account maintenance fees, which are accrued daily and paid monthly at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner, & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance activities and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance activities to the Fund's shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution services and bearing distribution-related expenses of the Fund, including payments to financial consultants for selling shares of the Fund.

As authorized by the Plan, the Distributor has entered into an agreement with MLPF&S, an affiliate of the Investment Adviser, which provides for the compensation of MLPF&S for providing account maintenance and distribution-related services to the Fund. For the year ended October 31, 1995, MLFD earned $2,193,008 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

In addition, MLPF&S received $60,793 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1995.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, the Investment Adviser (including their affiliated companies), MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $37,171,265 and $107,675,309, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995, were as follows:



                                           Realized      Unrealized
                                        Gains (Losses)     Gains

Long-term investments                    $ 7,293,932    $ 1,381,051
Foreign currency transactions                (39,222)        16,783
Forward foreign exchange contracts        (7,152,117)    12,452,034
                                         -----------    -----------
Total                                    $   102,593    $13,849,868
                                         ===========    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $1,369,488, of which $16,216,662 related to appreciated securities and $14,847,174 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $184,406,931.

4. Beneficial Interest Transactions:
Transactions in shares of beneficial interest were as follows:


For the Year Ended                                         Dollar
October 31, 1995                            Shares         Amount

Shares sold                                1,857,251   $ 21,980,972
Shares issued to shareholders in
reinvestments of distributions               501,369      5,855,982
                                        ------------   ------------
Total issued                               2,358,620     27,836,954
Shares redeemed                           (7,550,747)   (87,654,561)
                                        ------------   ------------
Net decrease                              (5,192,127)  $(59,817,607)
                                        ============   ============


For the Year Ended                                         Dollar
October 31, 1994                            Shares         Amount

Shares sold                               10,276,710   $128,040,343
Shares issued to shareholders in
reinvestments of distributions                56,819        680,122
                                        ------------   ------------
Total issued                              10,333,529    128,720,465
Shares redeemed                           (4,065,998)   (50,896,310)
                                        ------------   ------------
Net increase                               6,267,531   $ 77,824,155
                                        ============   ============



5. Commitments:
At October 31, 1995, the Fund had foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $3,336,000 and $1,358,000, respectively.




<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees,
Merrill Lynch Consults International Portfolio

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Consults International Portfolio, including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Consults International Portfolio at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

(Ernst & Young LLP)
Ernst & Young LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>